UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report

April 25, 2007

(Date of earliest event reported)

CAVALIER HOMES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9792	63-0949734
(Commission File Number)	(IRS Employer Identification No.)

32 Wilson Boulevard 100
Addison, Alabama	35540
(Address of Principal Executive Offices)	(Zip Code)

(256) 747-9800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 25, 2007, the Company announced its financial results for the first quarter ended March 31, 2007. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this Item 2.02, including Exhibit 99.1, is deemed “furnished” not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Text of Press Release dated April 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAVALIER HOMES, INC.
(Registrant)

Date: April 25, 2007                                              By                     /s/ Michael R. Murphy

Michael R. Murphy
Its Chief Financial Officer

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